EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

BRAEMAR HOTELS & RESORTS REPORTS
FOURTH QUARTER AND YEAR END 2019 RESULTS
Comparable RevPAR for All Hotels Increased 6.2% in the Fourth Quarter
Comparable Total RevPAR for All Hotels Increased 10.2% in the Fourth Quarter
Net Income Attributable to Common Stockholders was $12.7 Million in the Fourth Quarter
Adjusted Funds From Operations per Share Increased 93% in the Fourth Quarter
Adjusted EBITDAre Increased 25% in the Fourth Quarter
The Ritz-Carlton St. Thomas Reopened in November 2019
The Maple Grove Presidential Villa Opened at the Bardessono Hotel & Spa
Completed Sale and Distribution of Ashford Inc. Shares

DALLAS - February 26, 2020 - Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”) today reported financial results and performance measures for the fourth quarter and full year ended December 31, 2019. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of December 31, 2019 were owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the fourth quarter ended December 31, 2019 with the fourth quarter ended December 31, 2018 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

STRATEGIC OVERVIEW

•	Focused strategy of investing in luxury hotels and resorts

•	Targets conservative leverage levels of 45% Net Debt to Gross Assets

•	Highly-aligned management team and advisory structure

•	Dividend yield of approximately 8.8%

FINANCIAL AND OPERATING HIGHLIGHTS

•
Net income attributable to common stockholders for the quarter was $12.7 million or $0.36 per diluted share. For the full year of 2019, net loss attributable to common stockholders was $9.8 million or $0.32 per diluted share.

•	Actual RevPAR for all hotels increased 9.9% to $223.70 during the quarter.

•	Comparable RevPAR for all hotels increased 6.2% to $223.70 during the quarter.

•	Adjusted funds from operations (AFFO) was $0.27 per diluted share for the quarter, an increase of 93% over the prior-year quarter.

•	Adjusted EBITDAre was $25.5 million for the quarter, an increase of 25% over the prior-year quarter.

BHR Reports Fourth Quarter Results

February 26, 2020

•
During the quarter, the Company sold 19,897 shares of Ashford Inc. (NYSE American: AINC) (“Ashford”) common stock to Ashford for net proceeds of approximately $0.6 million. Additionally, during the quarter, the Company distributed its remaining 174,983 shares of Ashford common stock on a pro-rata basis to its common shareholders and unitholders.

•	During the quarter, the Company announced it had refinanced its mortgage loan for the 142-room Pier House Resort & Spa in Key West, Florida.

•	During the quarter, the Company announced it had entered into a new secured credit facility to replace its previous secured credit facility.

•	During the quarter, the Company announced the opening of The Maple Grove Presidential Villa at the Bardessono Hotel & Spa in Yountville, CA.

•	During the quarter, the Company announced that it had reopened its 180-room Ritz-Carlton St. Thomas hotel in St. Thomas, USVI on November 22, 2019.

•	Capex invested during the quarter was $28.1 million, bringing the total capex invested for the full year to $136.3 million.

UPDATE ON BUSINESS INTERRUPTION INCOME
During the quarter, the Company recognized $2.8 million of business interruption (“BI”) income for the Ritz-Carlton St. Thomas related to lost profits for the period of September 2019 through November 2019 due to the impact of Hurricane Irma. BI income for the full year 2019 totaled $19.3 million and related to lost profits for the period of December 2018 through November 2019. The Company will continue to work with its insurers on the claims at the Ritz-Carlton St. Thomas.

OPENING OF THE MAPLE GROVE PRESIDENTIAL VILLA
On October 3, 2019, the Company announced the opening of The Maple Grove Presidential Villa at the Bardessono Hotel & Spa in Yountville, California. The spacious Presidential Villa is available in its entirety, offering 3,705 square feet of space including three bedrooms at a published rate of $9,000 per night. The Presidential Villa is also available as three separate large, one-bedroom suites: the Flint Villa, the Jaspe Villa, and the Quartole Villa. Each separate suite boasts a distinctive great room, stately king bedroom, spa bathroom and courtyard.

REOPENING OF THE PRESTIGIOUS RITZ-CARLTON ST. THOMAS
On December 2, 2019, the Company announced it had reopened its 180-room Ritz-Carlton St. Thomas hotel in St. Thomas, USVI as planned on November 22, 2019. The property, which had been operating with minimal operations since being struck by Hurricane Irma in September 2017, underwent approximately $100 million in renovations that were substantially funded by insurance proceeds. The renovation included guestrooms, guest bathrooms, public space, meeting space, ballroom, lobby, F&B outlets as well as several infrastructure projects. Additionally, during the renovation, several new amenities were added including expanding the meeting space pre-function area, renovating the lobby, expanding the retail space, repositioning the hotel’s signature restaurant - Alloro, renovating the Kid’s Club, adding a centralized café and market, constructing a family pool with splash pad, and adding 11 luxury pool cabanas.

CAPITAL STRUCTURE
At December 31, 2019, the Company had total assets of $1.8 billion and $1.1 billion of mortgage loans of which $49 million related to its joint venture partner’s share of the mortgage loan on the Capital Hilton and Hilton La Jolla Torrey Pines. The Company’s total combined mortgage loans had a blended average interest rate of 4.0%.

BHR Reports Fourth Quarter Results

February 26, 2020

On October 2, 2019, the Company announced that it entered into a stock purchase agreement with Ashford under which Ashford purchased 19,897 shares of its common stock for $30 per share, resulting in total proceeds of approximately $0.6 million to the Company. The purchase price reflected a premium of approximately 20% based on the closing price of Ashford common stock on October 1, 2019. Due to the parameters of the private letter ruling from the Internal Revenue Service received by the Company, Ashford was only able to acquire the shares held by the Company’s taxable REIT subsidiary. Additionally, on November 5, 2019, the Company distributed its remaining 174,983 shares of Ashford common stock to its common shareholders and unitholders through a pro-rata, taxable dividend.

On October 3, 2019, the Company announced that it had refinanced its mortgage loan for the 142-room Pier House Resort & Spa in Key West, Florida, which had an existing outstanding balance of $70 million, a floating interest rate of LIBOR + 2.25%, and a final maturity date in March 2020. The new, non-recourse loan totals $80 million and has a five-year term. The loan is interest only and provides for a floating interest rate of LIBOR + 1.85%. The Company’s next hard maturity is not until April 2022.

On October 28, 2019, the Company announced that it had entered into a new $75 million secured credit facility, which replaced the Company’s previous credit facility that was scheduled to mature in November 2019. The new credit facility provides for a three-year revolving line of credit and bears interest at a range of LIBOR + 2.25%-3.50%, depending on the leverage level of the Company. There are two, one-year extension options, subject to the satisfaction of certain conditions. The new credit facility includes the opportunity to expand the borrowing capacity by up to $175 million to an aggregate size of $250 million.

On December 4, 2019, the Company entered into separate equity distribution agreements with B. Riley FBR, Inc. and Janney Montgomery Scott LLC, relating to our shares of 5.50% Series B Cumulative Convertible Preferred Stock, (the “Series B Preferred Stock”). As part of this “at-the-market” (“ATM”) equity offering program, the Company may offer and sell, from time to time, up to an aggregate of $40 million of its Series B Preferred Stock. Since the inception of the ATM program, the Company has sold $1.25 million of its Series B Preferred Stock at an average price of $19.02 and expects to use the proceeds for general corporate purposes.

Also during the quarter, the Company filed a registration statement for the issuance of up to $700 million of Series E or Series M non-traded perpetual preferred stock that the Company expects will permit it to issue securities through the financial advisor and registered investment advisor networks over the next 3 years, market conditions permitting. The Company is currently targeting to raise $350 million over that period, and has registered a larger amount to allow for a dividend reinvestment program, as well as the potential for a more favorable reception to the offering concurrent with a more attractive hotel investment market. That registration statement is now effective. Ashford Securities, a division of Ashford Inc., has been established and licensed by FINRA as a broker-dealer, in order to act as dealer-manager on behalf of the Company in respect of the Series E and Series M non-traded preferred stock. The Company expects to use any proceeds from the sale of the Series E or Series M non-traded perpetual preferred stock for general corporate purposes and to enable the Company to continue to grow at a time when the retail capital markets are strong and the traditional equity markets are less favorable.

PORTFOLIO REVPAR
As of December 31, 2019, the portfolio consisted of thirteen hotels. During the fourth quarter of 2019, eleven of the Company’s hotels were not under renovation. The Company believes reporting its operating metrics for its hotels on a comparable total basis (all 13 hotels) and comparable not under renovation basis

BHR Reports Fourth Quarter Results

February 26, 2020

(11 hotels) is a measure that reflects a meaningful and focused comparison of the operating results in its portfolio. Details of each category are provided in the tables attached to this release.

•	Comparable RevPAR increased 6.2% to $223.70 for all hotels on a 4.5% increase in ADR and a 1.7% increase in occupancy.

•	Comparable RevPAR increased 4.8% to $219.11 for all hotels not under renovation on a 2.1% increase in ADR and a 2.7% increase in occupancy.

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. To help investors better understand the substantial seasonality in the Company’s portfolio, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin. The details of the quarterly calculations for the previous four quarters for the thirteen hotels are provided in the table attached to this release.

COMMON STOCK DIVIDEND
On December 5, 2019, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.16 per diluted share for the Company’s common stock for the fourth quarter ending December 31, 2019. The dividend, which equates to an annual rate of $0.64 per share, was paid on January 15, 2020, to shareholders of record as of December 31, 2019.

“We continue to diligently execute on our strategic objectives focusing on the luxury hotel segment,” said Richard J. Stockton, Braemar’s President and Chief Executive Officer. “Throughout 2019, we consistently made progress on our portfolio repositioning, capital investment, and the asset management front. We recently completed the renovation of the Ritz-Carlton St. Thomas, which reopened in November, and also completed The Maple Grove Presidential Villa at the Bardessono. We remain excited that the renovation and rebranding of the Courtyard Downtown San Francisco to The Clancy, an Autograph Collection Hotel, will be completed this May. Additionally, with our recent refinancing activity, we have pushed out our debt maturities while also lowering our cost of debt. We will continue to look for opportunities to maximize value for our shareholders and remain focused on delivering solid operational performance. Heading into 2020, we believe our portfolio is well-positioned and has unique aspects that are expected to result in opportunities for RevPAR outperformance.”

INVESTOR CONFERENCE CALL AND SIMULCAST
Braemar will conduct a conference call on Thursday, February 27, 2020 at 11:00 a.m. ET. The number to call for this interactive teleconference is (201) 493-6725. A replay of the conference call will be available through Thursday, March 5, 2020, by dialing (412) 317-6671 and entering the confirmation number, 13697612.

The Company will also provide an online simulcast and rebroadcast of its fourth quarter 2019 earnings release conference call. The live broadcast of Braemar’s quarterly conference call will be available online at the Company’s web site, www.bhrreit.com on Thursday, February 27, 2020, beginning at 11:00 a.m. ET.  The online replay will follow shortly after the call and continue for approximately one year.

BHR Reports Fourth Quarter Results

February 26, 2020

We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities. Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.
* * * * *

Braemar Hotels & Resorts is a real estate investment trust (REIT) focused on investing in luxury hotels and resorts.

Ashford has created an Ashford App for the hospitality REIT investor community. The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Certain statements and assumptions in this press release contain or are based upon "forward-looking" information and are being made pursuant to the safe harbor provisions of the federal securities regulations. Forward-looking statements in this press release may include, among others, statements about the implied share price for the Company's common stock. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general conditions of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; our ability to successfully complete and integrate acquisitions, and manage our planned growth, and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	December 31, 2019	December 31, 2018
ASSETS
Investments in hotel properties, gross	$1,791,174	$1,562,806
Accumulated depreciation	(309,752)	(262,905)
Investments in hotel properties, net	1,481,422	1,299,901
Cash and cash equivalents	71,995	182,578
Restricted cash	58,388	75,910
Accounts receivable, net of allowance of $153 and $101, respectively	19,053	12,739
Inventories	2,794	1,862
Prepaid expenses	4,992	4,409
Investment in Ashford Inc., at fair value	—	10,114
Investment in OpenKey	1,899	1,766
Derivative assets	582	772
Other assets	13,018	13,831
Operating lease right-of-use assets	82,596	—
Intangible assets, net	5,019	27,678
Due from related parties, net	551	—
Due from third-party hotel managers	16,638	4,927
Total assets	$1,758,947	$1,636,487

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$1,058,486	$985,873
Accounts payable and accrued expenses	94,919	64,116
Dividends and distributions payable	9,143	8,514
Due to Ashford Inc., net	4,344	4,001
Due to related parties, net	—	224
Due to third-party hotel managers	1,685	1,633
Operating lease liabilities	61,118	—
Other liabilities	17,508	29,033
Total liabilities	1,247,203	1,093,394

5.50% Series B Cumulative Convertible Preferred Stock, $0.01 par value, 5,008,421 and 4,965,850 shares issued and outstanding at December 31, 2019 and 2018, respectively	106,920	106,123
Redeemable noncontrolling interests in operating partnership	41,570	44,885
Equity:
Preferred stock, $0.01 value, 50,000,000 shares authorized:
Series D Cumulative Preferred Stock, 1,600,000 shares issued and outstanding at December 31, 2019 and 2018	16	16
Common stock, $0.01 par value, 200,000,000 shares authorized, 32,885,217 and 32,511,660 shares issued and outstanding at December 31, 2019 and 2018, respectively	329	325
Additional paid-in capital	519,551	512,545
Accumulated deficit	(150,629)	(115,410)
Total stockholders' equity of the Company	369,267	397,476
Noncontrolling interest in consolidated entities	(6,013)	(5,391)
Total equity	363,254	392,085
Total liabilities and equity	$1,758,947	$1,636,487

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2019	2018	2019	2018
REVENUE
Rooms	$75,188	$64,471	$303,848	$282,775
Food and beverage	30,759	24,607	115,085	94,671
Other	15,754	9,867	68,674	53,952
Total hotel revenue	121,701	98,945	487,607	431,398
Other	—	—	7	—
Total revenue	121,701	98,945	487,614	431,398
EXPENSES
Hotel operating expenses:
Rooms	18,217	14,304	70,297	62,498
Food and beverage	23,354	17,308	85,679	66,386
Other expenses	39,632	32,610	151,063	128,100
Management fees	4,031	3,567	16,573	15,648
Total hotel operating expenses	85,234	67,789	323,612	272,632
Property taxes, insurance and other	7,629	7,511	27,985	26,027
Depreciation and amortization	18,121	15,092	70,112	57,383
Impairment charges	—	—	—	71
Advisory services fee:
Base advisory fee	2,664	2,496	10,834	9,424
Reimbursable expenses	383	624	2,289	2,072
Incentive fee	(77)	(206)	—	2,035
Non-cash stock/unit-based compensation	1,978	1,241	7,404	6,481
Transaction costs	—	—	704	949
Corporate, general and administrative:
Non-cash stock/unit-based compensation	18	—	384	304
Other general and administrative	1,784	1,238	5,051	3,933
Total operating expenses	117,734	95,785	448,375	381,311
Gain (loss) on insurance settlement, disposition of assets and sale of hotel property	26,319	27	25,165	15,738
OPERATING INCOME (LOSS)	30,286	3,187	64,404	65,825
Equity in earnings (loss) of unconsolidated entity	(50)	(88)	(199)	(234)
Interest income	189	632	1,087	1,602
Other income (expense)	(13,577)	(63)	(13,947)	(253)
Interest expense	(11,518)	(12,609)	(50,164)	(45,393)
Amortization of loan costs	(1,095)	(1,103)	(4,343)	(4,260)
Write-off of loan costs and exit fees	—	—	(647)	(4,178)
Unrealized gain (loss) on investments	13,262	(4,672)	7,872	(8,010)
Unrealized gain (loss) on derivatives	(131)	721	(1,103)	(82)
INCOME (LOSS) BEFORE INCOME TAXES	17,366	(13,995)	2,960	5,017
Income tax (expense) benefit	(271)	82	(1,764)	(2,432)
NET INCOME (LOSS)	17,095	(13,913)	1,196	2,585
(Income) loss from consolidated entities attributable to noncontrolling interest	(282)	(274)	(2,032)	(2,016)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(1,563)	1,826	1,207	751
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	15,250	(12,361)	371	1,320
Preferred dividends	(2,545)	(2,083)	(10,142)	(7,205)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$12,705	$(14,444)	$(9,771)	$(5,885)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$0.38	$(0.44)	$(0.32)	$(0.19)
Weighted average common shares outstanding – basic	32,376	32,058	32,289	31,944
Diluted:
Net income (loss) attributable to common stockholders	$0.36	$(0.44)	$(0.32)	$(0.19)
Weighted average common shares outstanding – diluted	38,995	32,058	32,289	31,944
Dividends declared per common share:	$0.16	$0.16	$0.64	$0.64

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2019	2018	2019	2018
Net income (loss)	$17,095	$(13,913)	$1,196	$2,585
Interest expense and amortization of loan costs	12,613	13,712	54,507	49,653
Depreciation and amortization	18,121	15,092	70,112	57,383
Income tax expense (benefit)	271	(82)	1,764	2,432
Equity in (earnings) loss of unconsolidated entity	50	88	199	234
Company's portion of EBITDA of OpenKey	(48)	(77)	(195)	(220)
EBITDA	48,102	14,820	127,583	112,067
Impairment charges on real estate	—	—	—	71
Gain (loss) on insurance settlement, disposition of assets and sale of hotel property	(26,319)	(27)	(25,165)	(15,738)
EBITDAre	21,783	14,793	102,418	96,400
Amortization of favorable (unfavorable) contract assets (liabilities)	285	52	651	195
Transaction and conversion costs	893	2,000	2,076	2,965
Other (income) expense	13,577	63	13,947	253
Write-off of loan costs and exit fees	—	—	647	4,178
Unrealized (gain) loss on investments	(13,262)	4,672	(7,872)	8,010
Unrealized (gain) loss on derivatives	131	(721)	1,103	82
Non-cash stock/unit-based compensation	2,035	1,295	7,943	7,004
Legal, advisory and settlement costs	93	426	527	(241)
Advisory services incentive fee	(77)	(2,241)	—	—
Uninsured hurricane and wildfire related costs	—	—	—	412
Company's portion of adjustments to EBITDAre of OpenKey	3	8	25	7
Adjusted EBITDAre	$25,461	$20,347	$121,465	$119,265
BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2019	2018	2019	2018
Net income (loss)	$17,095	$(13,913)	$1,196	$2,585
(Income) loss from consolidated entities attributable to noncontrolling interest	(282)	(274)	(2,032)	(2,016)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(1,563)	1,826	1,207	751
Preferred dividends	(2,545)	(2,545)	(10,142)	(7,205)
Net income (loss) attributable to common stockholders	12,705	(14,906)	(9,771)	(5,885)
Depreciation and amortization on real estate	17,324	14,320	66,933	54,350
Impairment charges on real estate	—	—	—	71
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	1,563	(1,826)	(1,207)	(751)
Equity in (earnings) loss of unconsolidated entity	50	88	199	234
Gain (loss) on insurance settlement, disposition of assets and sale of hotel property	(26,319)	(27)	(25,165)	(15,738)
Company's portion of FFO of OpenKey	(50)	(78)	(201)	(224)
FFO available to common stockholders and OP unitholders	5,273	(2,429)	30,788	32,057
Series B Cumulative Convertible Preferred Stock dividends	1,720	1,707	6,842	6,829
Transaction and conversion costs	893	2,000	2,076	2,965
Other (income) expense	13,577	63	13,947	253
Interest expense accretion on refundable membership club deposits	213	300	864	676
Write-off of loan costs and exit fees	—	—	647	4,178
Amortization of loan costs	1,076	1,080	4,263	4,164
Unrealized (gain) loss on investments	(13,262)	4,672	(7,872)	8,010
Unrealized (gain) loss on derivatives	131	(721)	1,103	82
Non-cash stock/unit-based compensation	2,035	1,295	7,943	7,004
Legal, advisory and settlement costs	93	426	527	(241)
Advisory services incentive fee	(77)	(2,241)	—	—
Uninsured hurricane and wildfire related costs	—	—	—	412
Company's portion of adjustments to FFO of OpenKey	4	8	28	7
Adjusted FFO available to common stockholders and OP unitholders	$11,676	$6,160	$61,156	$66,396
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$0.27	$0.14	$1.41	$1.55
Weighted average diluted shares	43,381	43,026	43,387	42,787

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
DECEMBER 31, 2019
(dollars in thousands)
(unaudited)

Lender	Hotels	Maturity	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	Comparable TTM Hotel EBITDA(6)	Comparable TTM EBITDA Debt Yield
JPMorgan	Park Hyatt Beaver Creek	April 2020	LIBOR + 2.75%	$—	$67,500	(1)	$67,500	$10,142	15.0%
BAML	See footnote	June 2020	LIBOR + 2.16%	—	435,000	(2)	435,000	$45,517	10.5%
Apollo	Ritz-Carlton, St. Thomas	August 2021	LIBOR + 4.95%	—	42,500	(3)	42,500	11,399	26.8%
BAML	Hotel Yountville	May 2022	LIBOR + 2.55%	—	51,000		51,000	6,202	12.2%
BAML	Bardessono	August 2022	LIBOR + 2.55%	—	40,000		40,000	5,610	14.0%
BAML secured revolving credit facility	N/A	October 2022	Base Rate(5) + 1.25% to 2.50% or LIBOR + 2.25% to 3.50%	—	—	(4)	—	N/A	N/A
BAML	Ritz-Carlton, Sarasota	April 2023	LIBOR + 2.65%	—	100,000		100,000	13,626	13.6%
BAML	Ritz-Carlton, Lake Tahoe	January 2024	LIBOR + 2.10%	—	54,000		54,000	8,064	14.9%
Prudential	Capital Hilton and Hilton Torrey Pines	February 2024	LIBOR + 1.70%	—	195,000		195,000	29,836	15.3%
BAML	Pier House Resort	September 2024	LIBOR + 1.85%	—	80,000		80,000	11,700	14.6%
Total				$—	$1,065,000		$1,065,000	$142,096	13.3%
Percentage				—%	100.0%		100.0%
Weighted average interest rate				—%	4.04%		4.04%
All indebtedness is non-recourse with the exception of the secured revolving credit facility.
(1)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the first was exercised in April 2019.

(2)
This mortgage loan has five one-year extension options subject to satisfaction of certain conditions. This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, San Francisco Courtyard Downtown, Seattle Marriott Waterfront and The Notary Hotel.

(3)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions.
(4)    This credit facility has two one-year extension options subject to advance notice, certain conditions and a 0.25% extension fee beginning October 2022.
(5)    Base Rate, as defined in the secured revolving credit facility agreement, is the greater of (i) the prime rate set by Bank of America, or (ii) federal funds rate + 0.5%, or (iii) LIBOR + 1.0%.
(6)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
DECEMBER 31, 2019
(dollars in thousands)
(unaudited)

Lender	Hotels	2020	2021	2022	2023	2024	Thereafter	Total
BAML secured revolving credit facility	N/A	$—	$—	$—	$—	$—	$—	$—
JPMorgan	Park Hyatt Beaver Creek	—	—	67,500	—	—	—	67,500
BAML	Hotel Yountville	—	—	51,000	—	—	—	51,000
BAML	Bardessono	—	—	40,000	—	—	—	40,000
BAML	Ritz-Carlton, Sarasota	—	—	—	98,000	—	—	98,000
BAML	Ritz-Carlton, Lake Tahoe	—	—	—	—	54,000	—	54,000
Prudential	Capital Hilton and Hilton Torrey Pines	—	—	—	—	195,000	—	195,000
Apollo	Ritz-Carlton, St. Thomas	—	—	—	—	42,500	—	42,500
BAML	Pier House Resort	—	—	—	—	80,000	—	80,000
BAML	See footnote 1	—	—	—	—	—	435,000	435,000
Principal due in future periods		$—	$—	$158,500	$98,000	$371,500	$435,000	$1,063,000
Scheduled amortization payments remaining		—	500	1,000	500	—	—	2,000
Total indebtedness		$—	$500	$159,500	$98,500	$371,500	$435,000	$1,065,000
(1)    This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, San Francisco Courtyard Downtown, Seattle Marriott Waterfront and The Notary Hotel.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2019	2019	2019	2018	2018	2018	% Variance	% Variance
Rooms revenue (in thousands)	$74,753	$—	$74,753	$64,471	$5,538	$70,009	15.95%	6.78%
RevPAR	$223.70	$—	$223.70	$203.51	$354.11	$210.59	9.92%	6.23%
Occupancy	76.46%	—%	76.46%	75.58%	67.79%	75.22%	1.16%	1.65%
ADR	$292.58	$—	$292.58	$269.24	$522.33	$279.97	8.67%	4.50%

ALL HOTELS:
	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2019	2019	2019	2018	2018	2018	% Variance	% Variance
Rooms revenue (in thousands)	$302,469	$1,719	$304,188	$282,775	$22,479	$305,254	6.96%	(0.35)%
RevPAR	$232.56	$722.13	$233.45	$221.17	$528.35	$231.06	5.15%	1.03%
Occupancy	78.85%	77.52%	78.85%	81.31%	54.04%	80.43%	(3.03)%	(1.96)%
ADR	$294.93	$931.53	$296.07	$272.02	$977.62	$287.29	8.42%	3.06%
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at December 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2019	2019	2019	2018	2018	2018	% Variance	% Variance
Rooms revenue (in thousands)	$63,134	$—	$63,134	$54,657	$5,538	$60,195	15.51%	4.88%
RevPAR	$219.11	$—	$219.11	$200.77	$354.11	$209.11	9.13%	4.78%
Occupancy	76.37%	—%	76.37%	74.75%	67.79%	74.37%	2.17%	2.69%
ADR	$286.91	$—	$286.91	$268.58	$522.33	$281.15	6.82%	2.05%

ALL HOTELS NOT UNDER RENOVATION:
	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2019	2019	2019	2018	2018	2018	% Variance	% Variance
Rooms revenue (in thousands)	$258,598	$1,719	$260,317	$239,139	$22,479	$261,618	8.14%	(0.50)%
RevPAR	$226.84	$722.13	$227.88	$217.49	$528.35	$229.07	4.30%	(0.52)%
Occupancy	77.68%	77.52%	77.68%	80.63%	54.04%	79.64%	(3.66)%	(2.46)%
ADR	$292.01	$931.53	$293.34	$269.72	$977.62	$287.62	8.26%	1.99%
NOTES:

(1)
The above comparable information assumes the eleven hotel properties owned and included in the Company's operations at December 31, 2019, and not under renovation during the three months ended December 31, 2019, were owned as of the beginning of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

(4)	Excluded Hotels Under Renovation:
San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Year Ended
	December 31,			December 31,
	2019	2018	% Variance	2019	2018	% Variance
Total hotel revenue	$121,265	$98,945	22.56%	$486,228	$431,398	12.71%
Non-comparable adjustments	—	10,535		2,671	45,896
Comparable total hotel revenue	$121,265	$109,480	10.76%	$488,899	$477,294	2.43%

Hotel EBITDA	$30,063	$26,950	11.55%	$141,318	$137,621	2.69%
Non-comparable adjustments	(44)	2,301		778	7,067
Comparable hotel EBITDA	$30,019	$29,251	2.63%	$142,096	$144,688	(1.79)%
Hotel EBITDA margin	24.79%	27.24%	(2.45)%	29.06%	31.90%	(2.84)%
Comparable hotel EBITDA margin	24.75%	26.72%	(1.97)%	29.06%	30.31%	(1.25)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$1,521	$1,519	0.13%	$7,459	$7,304	2.12%
Hotel EBITDA attributable to the Company and OP unitholders	$28,542	$25,431	12.23%	$133,859	$130,317	2.72%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$28,498	$27,732	2.76%	$134,637	$137,384	(2.00)%
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at December 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

(4)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended			Year Ended
	December 31,			December 31,
	2019	2018	% Variance	2019	2018	% Variance
Total hotel revenue	$104,365	$87,478	19.30%	$415,939	$367,831	13.08%
Non-comparable adjustments	—	10,535		2,671	45,896
Comparable total hotel revenue	$104,365	$98,013	6.48%	$418,610	$413,727	1.18%

Hotel EBITDA	$26,465	$24,970	5.99%	$115,671	$113,496	1.92%
Non-comparable adjustments	152	2,301		778	7,067
Comparable hotel EBITDA	$26,617	$27,271	(2.40)%	$116,449	$120,563	(3.41)%
Hotel EBITDA margin	25.36%	28.54%	(3.18)%	27.81%	30.86%	(3.05)%
Comparable hotel EBITDA margin	25.50%	27.82%	(2.32)%	27.82%	29.14%	(1.32)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$1,521	$1,519	0.13%	$7,459	$7,304	2.12%
Hotel EBITDA attributable to the Company and OP unitholders	$24,944	$23,451	6.37%	$108,212	$106,192	1.90%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$25,096	$25,752	(2.55)%	$108,990	$113,259	(3.77)%
NOTES:

(1)
The above comparable information assumes the eleven hotel properties owned and included in the Company's operations at December 31, 2019, and not under renovation during the three months ended December 31, 2019, were owned as of the beginning of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

(5)	Excluded Hotels Under Renovation:
San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2019	2019	2019	2018	2018	2018	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$8,775	$—	$8,775	$8,801	$—	$8,801	(0.30)%	(0.30)%
Total hotel revenue	$13,450	$—	$13,450	$12,842	$—	$12,842	4.73%	4.73%
Hotel EBITDA	$2,836	$—	$2,836	$2,642	$—	$2,642	7.34%	7.34%
Hotel EBITDA margin	21.09%		21.09%	20.57%		20.57%	0.52%	0.52%
Selected Operating Information:
RevPAR	$173.43	$—	$173.43	$173.93	$—	$173.93	(0.29)%	(0.29)%
Occupancy	78.12%	—%	78.12%	77.49%	—%	77.49%	0.81%	0.81%
ADR	$222.00	$—	$222.00	$224.45	$—	$224.45	(1.09)%	(1.09)%

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms revenue	$5,355	$—	$5,355	$5,801	$—	$5,801	(7.69)%	(7.69)%
Total hotel revenue	$11,030	$—	$11,030	$10,871	$—	$10,871	1.46%	1.46%
Hotel EBITDA	$3,248	$—	$3,248	$3,435	$—	$3,435	(5.44)%	(5.44)%
Hotel EBITDA margin	29.45%		29.45%	31.60%		31.60%	(2.15)%	(2.15)%
Selected Operating Information:
RevPAR	$147.74	$—	$147.74	$160.03	$—	$160.03	(7.68)%	(7.68)%
Occupancy	76.63%	—%	76.63%	79.79%	—%	79.79%	(3.96)%	(3.96)%
ADR	$192.79	$—	$192.79	$200.57	$—	$200.57	(3.88)%	(3.88)%

CHICAGO SOFITEL MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$6,313	$—	$6,313	$6,550	$—	$6,550	(3.62)%	(3.62)%
Total hotel revenue	$8,753	$—	$8,753	$9,031	$—	$9,031	(3.08)%	(3.08)%
Hotel EBITDA	$1,610	$—	$1,610	$2,579	$—	$2,579	(37.57)%	(37.57)%
Hotel EBITDA margin	18.39%		18.39%	28.56%		28.56%	(10.17)%	(10.17)%
Selected Operating Information:
RevPAR	$165.33	$—	$165.33	$171.54	$—	$171.54	(3.62)%	(3.62)%
Occupancy	79.82%	—%	79.82%	76.74%	—%	76.74%	4.01%	4.01%
ADR	$207.14	$—	$207.14	$223.54	$—	$223.54	(7.34)%	(7.34)%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$3,476	$—	$3,476	$3,461	$—	$3,461	0.43%	0.43%
Total hotel revenue	$4,790	$—	$4,790	$4,731	$—	$4,731	1.25%	1.25%
Hotel EBITDA	$1,353	$—	$1,353	$1,545	$(2)	$1,543	(12.43)%	(12.31)%
Hotel EBITDA margin	28.25%		28.25%	32.66%		32.61%	(4.41)%	(4.36)%
Selected Operating Information:
RevPAR	$581.32	$—	$581.32	$606.76	$—	$606.76	(4.19)%	(4.19)%
Occupancy	74.53%	—%	74.53%	76.42%	—%	76.42%	(2.47)%	(2.47)%
ADR	$779.96	$—	$779.96	$793.98	$—	$793.98	(1.77)%	(1.77)%

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms revenue	$5,062	$—	$5,062	$4,589	$—	$4,589	10.31%	10.31%
Total hotel revenue	$6,587	$—	$6,587	$5,961	$—	$5,961	10.50%	10.50%
Hotel EBITDA	$2,883	$—	$2,883	$2,685	$4	$2,689	7.37%	7.21%
Hotel EBITDA margin	43.77%		43.77%	45.04%		45.11%	(1.27)%	(1.34)%
Selected Operating Information:
RevPAR	$387.46	$—	$387.46	$351.27	$—	$351.27	10.30%	10.30%
Occupancy	86.41%	—%	86.41%	78.41%	—%	78.41%	10.20%	10.20%
ADR	$448.43	$—	$448.43	$447.97	$—	$447.97	0.10%	0.10%

	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2019	2019	2019	2018	2018	2018	% Variance	% Variance
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$3,007	$—	$3,007	$2,943	$—	$2,943	2.17%	2.17%
Total hotel revenue	$3,747	$—	$3,747	$3,633	$—	$3,633	3.14%	3.14%
Hotel EBITDA	$1,422	$—	$1,422	$1,372	$(1)	$1,371	3.64%	3.72%
Hotel EBITDA margin	37.95%		37.95%	37.76%		37.74%	0.19%	0.21%
Selected Operating Information:
RevPAR	$408.68	$—	$408.68	$399.86	$—	$399.86	2.21%	2.21%
Occupancy	69.47%	—%	69.47%	71.33%	—%	71.33%	(2.61)%	(2.61)%
ADR	$588.28	$—	$588.28	$560.57	$—	$560.57	4.94%	4.94%

PARK HYATT BEAVER CREEK
Selected Financial Information:
Rooms revenue	$4,150	$—	$4,150	$3,613	$—	$3,613	14.86%	14.86%
Total hotel revenue	$9,000	$—	$9,000	$8,168	$—	$8,168	10.19%	10.19%
Hotel EBITDA	$1,105	$—	$1,105	$1,015	$—	$1,015	8.87%	8.87%
Hotel EBITDA margin	12.28%		12.28%	12.43%		12.43%	(0.15)%	(0.15)%
Selected Operating Information:
RevPAR	$237.42	$—	$237.42	$206.71	$—	$206.71	14.86%	14.86%
Occupancy	52.87%	—%	52.87%	51.51%	—%	51.51%	2.64%	2.64%
ADR	$449.05	$—	$449.05	$401.30	$—	$401.30	11.90%	11.90%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$7,847	$—	$7,847	$6,466	$—	$6,466	21.36%	21.36%
Total hotel revenue	$9,738	$—	$9,738	$8,161	$—	$8,161	19.32%	19.32%
Hotel EBITDA	$3,333	$118	$3,451	$3,218	$—	$3,218	3.57%	7.24%
Hotel EBITDA margin	34.23%		35.44%	39.43%		39.43%	(5.20)%	(3.99)%
Selected Operating Information:
RevPAR	$170.92	$—	$170.92	$140.84	$—	$140.84	21.36%	21.36%
Occupancy	81.00%	—%	81.00%	71.84%	—%	71.84%	12.75%	12.75%
ADR	$211.01	$—	$211.01	$196.04	$—	$196.04	7.64%	7.64%

SAN FRANCISCO COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$9,158	$—	$9,158	$8,149	$—	$8,149	12.38%	12.38%
Total hotel revenue	$9,825	$—	$9,825	$9,004	$—	$9,004	9.12%	9.12%
Hotel EBITDA	$2,678	$(196)	$2,482	$2,487	$—	$2,487	7.68%	(0.20)%
Hotel EBITDA margin	27.26%		25.26%	27.62%		27.62%	(0.36)%	(2.36)%
Selected Operating Information:
RevPAR	$242.79	$—	$242.79	$216.04	$—	$216.04	12.38%	12.38%
Occupancy	85.56%	—%	85.56%	80.29%	—%	80.29%	6.56%	6.56%
ADR	$283.75	$—	$283.75	$269.08	$—	$269.08	5.45%	5.45%

SARASOTA RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$7,430	$—	$7,430	$6,332	$—	$6,332	17.34%	17.34%
Total hotel revenue	$18,197	$—	$18,197	$15,872	$—	$15,872	14.65%	14.65%
Hotel EBITDA	$4,462	$—	$4,462	$3,637	$—	$3,637	22.68%	22.68%
Hotel EBITDA margin	24.52%		24.52%	22.91%		22.91%	1.61%	1.61%
Selected Operating Information:
RevPAR	$303.60	$—	$303.60	$258.77	$—	$258.77	17.32%	17.32%
Occupancy	81.42%	—%	81.42%	73.98%	—%	73.98%	10.06%	10.06%
ADR	$372.87	$—	$372.87	$349.79	$—	$349.79	6.60%	6.60%

	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2019	2019	2019	2018	2018	2018	% Variance	% Variance
LAKE TAHOE RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$5,862	$—	$5,862	$—	$5,538	$5,538	—%	5.85%
Total hotel revenue	$11,213	$—	$11,213	$—	$10,609	$10,609	—%	5.69%
Hotel EBITDA	$1,853	$34	$1,887	$—	$2,327	$2,327	—%	(18.91)%
Hotel EBITDA margin	16.53%		16.83%	—%		21.93%	16.53%	(5.10)%
Selected Operating Information:
RevPAR	$374.80	$—	$374.80	$—	$354.11	$354.11	—%	5.84%
Occupancy	64.26%	—%	64.26%	—%	67.79%	67.79%	—%	(5.21)%
ADR	$583.27	$—	$583.27	$—	$522.33	$522.33	—%	11.67%

SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms revenue	$5,857	$—	$5,857	$6,101	$—	$6,101	(4.00)%	(4.00)%
Total hotel revenue	$7,860	$—	$7,860	$8,134	$—	$8,134	(3.37)%	(3.37)%
Hotel EBITDA	$2,360	$—	$2,360	$2,815	$—	$2,815	(16.16)%	(16.16)%
Hotel EBITDA margin	30.03%		30.03%	34.61%		34.61%	(4.58)%	(4.58)%
Selected Operating Information:
RevPAR	$176.36	$—	$176.36	$183.70	$—	$183.70	(4.00)%	(4.00)%
Occupancy	75.30%	—%	75.30%	78.67%	—%	78.67%	(4.28)%	(4.28)%
ADR	$234.20	$—	$234.20	$233.52	$—	$233.52	0.29%	0.29%

ST. THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$2,461	$—	$2,461	$1,665	$—	$1,665	47.81%	47.81%
Total hotel revenue	$7,075	$—	$7,075	$2,463	$—	$2,463	187.25%	187.25%
Hotel EBITDA	$920	$—	$920	$(507)	$—	$(507)	281.46%	281.46%
Hotel EBITDA margin	13.00%		13.00%	(20.58)%		(20.58)%	33.58%	33.58%
Selected Operating Information:
RevPAR	$296.19	$—	$296.19	$242.95	$—	$242.95	21.91%	21.91%
Occupancy	38.13%	—%	38.13%	82.74%	—%	82.74%	(53.92)%	(53.92)%
ADR	$776.76	$—	$776.76	$293.63	$—	$293.63	164.54%	164.54%

TAMPA RENAISSANCE
Selected Financial Information:
Rooms revenue	$—	$—	$—	$—	$—	$—	—%	—%
Total hotel revenue	$—	$—	$—	$74	$(74)	$—	—%	—%
Hotel EBITDA	$—	$—	$—	$27	$(27)	$—	(100.00)%	—%
Hotel EBITDA margin	—%		—%	—%		—%	—%	—%
Selected Operating Information:
RevPAR	$—	$—	$—	$—	$—	$—	—%	—%
Occupancy	—%	—%	—%	—%	—%	—%	—%	—%
ADR	$—	$—	$—	$—	$—	$—	—%	—%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$74,753	$—	$74,753	$64,471	$5,538	$70,009	15.95%	6.78%
Total hotel revenue	$121,265	$—	$121,265	$98,945	$10,535	$109,480	22.56%	10.76%
Hotel EBITDA	$30,063	$(44)	$30,019	$26,950	$2,301	$29,251	11.55%	2.63%
Hotel EBITDA margin	24.79%		24.75%	27.24%		26.72%	(2.45)%	(1.97)%
Selected Operating Information:
RevPAR	$223.70	$—	$223.70	$203.51	$354.11	$210.59	9.92%	6.23%
Occupancy	76.46%	—%	76.46%	75.58%	67.79%	75.22%	1.16%	1.65%
ADR	$292.58	$—	$292.58	$269.24	$522.33	$279.97	8.67%	4.50%
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at December 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

(4)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2019	2019	2019	2018	2018	2018	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$38,735	$—	$38,735	$39,191	$—	$39,191	(1.16)%	(1.16)%
Total hotel revenue	$57,285	$—	$57,285	$55,081	$—	$55,081	4.00%	4.00%
Hotel EBITDA	$14,141	$—	$14,141	$13,748	$—	$13,748	2.86%	2.86%
Hotel EBITDA margin	24.69%		24.69%	24.96%		24.96%	(0.27)%	(0.27)%
Selected Operating Information:
RevPAR	$192.95	$—	$192.95	$195.22	$—	$195.22	(1.16)%	(1.16)%
Occupancy	82.95%	—%	82.95%	83.53%	—%	83.53%	(0.69)%	(0.69)%
ADR	$232.62	$—	$232.62	$233.73	$—	$233.73	(0.47)%	(0.47)%

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms revenue	$25,822	$—	$25,822	$26,304	$—	$26,304	(1.83)%	(1.83)%
Total hotel revenue	$46,973	$—	$46,973	$46,471	$—	$46,471	1.08%	1.08%
Hotel EBITDA	$15,695	$—	$15,695	$15,468	$—	$15,468	1.47%	1.47%
Hotel EBITDA margin	33.41%		33.41%	33.29%		33.29%	0.12%	0.12%
Selected Operating Information:
RevPAR	$179.56	$—	$179.56	$182.91	$—	$182.91	(1.83)%	(1.83)%
Occupancy	83.06%	—%	83.06%	85.33%	—%	85.33%	(2.66)%	(2.66)%
ADR	$216.18	$—	$216.18	$214.34	$—	$214.34	0.86%	0.86%

CHICAGO SOFITEL MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$25,366	$—	$25,366	$25,909	$—	$25,909	(2.10)%	(2.10)%
Total hotel revenue	$34,770	$—	$34,770	$35,398	$—	$35,398	(1.77)%	(1.77)%
Hotel EBITDA	$7,169	$—	$7,169	$7,663	$—	$7,663	(6.45)%	(6.45)%
Hotel EBITDA margin	20.62%		20.62%	21.65%		21.65%	(1.03)%	(1.03)%
Selected Operating Information:
RevPAR	$167.46	$—	$167.46	$171.04	$—	$171.04	(2.09)%	(2.09)%
Occupancy	82.35%	—%	82.35%	79.15%	—%	79.15%	4.04%	4.04%
ADR	$203.34	$—	$203.34	$216.11	$—	$216.11	(5.91)%	(5.91)%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$13,633	$—	$13,633	$13,846	$—	$13,846	(1.54)%	(1.54)%
Total hotel revenue	$19,060	$—	$19,060	$19,693	$—	$19,693	(3.21)%	(3.21)%
Hotel EBITDA	$5,610	$—	$5,610	$6,464	$(8)	$6,456	(13.21)%	(13.10)%
Hotel EBITDA margin	29.43%		29.43%	32.82%		32.78%	(3.39)%	(3.35)%
Selected Operating Information:
RevPAR	$595.19	$—	$595.19	$611.84	$—	$611.84	(2.72)%	(2.72)%
Occupancy	75.11%	—%	75.11%	76.77%	—%	76.77%	(2.16)%	(2.16)%
ADR	$792.41	$—	$792.41	$796.93	$—	$796.93	(0.57)%	(0.57)%

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms revenue	$19,235	$—	$19,235	$18,122	$—	$18,122	6.14%	6.14%
Total hotel revenue	$25,056	$—	$25,056	$23,609	$—	$23,609	6.13%	6.13%
Hotel EBITDA	$11,700	$—	$11,700	$10,907	$16	$10,923	7.27%	7.11%
Hotel EBITDA margin	46.70%		46.70%	46.20%		46.27%	0.50%	0.43%
Selected Operating Information:
RevPAR	$371.12	$—	$371.12	$349.64	$—	$349.64	6.14%	6.14%
Occupancy	82.14%	—%	82.14%	81.00%	—%	81.00%	1.41%	1.41%
ADR	$451.84	$—	$451.84	$431.67	$—	$431.67	4.67%	4.67%

	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2019	2019	2019	2018	2018	2018	% Variance	% Variance
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$12,054	$—	$12,054	$12,179	$—	$12,179	(1.03)%	(1.03)%
Total hotel revenue	$15,305	$—	$15,305	$15,570	$—	$15,570	(1.70)%	(1.70)%
Hotel EBITDA	$6,202	$—	$6,202	$6,418	$(4)	$6,414	(3.37)%	(3.31)%
Hotel EBITDA margin	40.52%		40.52%	41.22%		41.19%	(0.70)%	(0.67)%
Selected Operating Information:
RevPAR	$412.82	$—	$412.82	$417.08	$—	$417.08	(1.02)%	(1.02)%
Occupancy	73.91%	—%	73.91%	74.70%	—%	74.70%	(1.06)%	(1.06)%
ADR	$558.52	$—	$558.52	$558.38	$—	$558.38	0.03%	0.03%

PARK HYATT BEAVER CREEK
Selected Financial Information:
Rooms revenue	$18,209	$—	$18,209	$18,349	$—	$18,349	(0.76)%	(0.76)%
Total hotel revenue	$40,688	$—	$40,688	$40,292	$—	$40,292	0.98%	0.98%
Hotel EBITDA	$10,142	$—	$10,142	$9,238	$—	$9,238	9.79%	9.79%
Hotel EBITDA margin	24.93%		24.93%	22.93%		22.93%	2.00%	2.00%
Selected Operating Information:
RevPAR	$262.57	$—	$262.57	$264.59	$—	$264.59	(0.76)%	(0.76)%
Occupancy	59.06%	—%	59.06%	61.73%	—%	61.73%	(4.33)%	(4.33)%
ADR	$444.54	$—	$444.54	$428.59	$—	$428.59	3.72%	3.72%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$26,016	$—	$26,016	$28,107	$—	$28,107	(7.44)%	(7.44)%
Total hotel revenue	$31,887	$—	$31,887	$34,983	$—	$34,983	(8.85)%	(8.85)%
Hotel EBITDA	$9,850	$—	$9,850	$14,038	$—	$14,038	(29.83)%	(29.83)%
Hotel EBITDA margin	30.89%		30.89%	40.13%		40.13%	(9.24)%	(9.24)%
Selected Operating Information:
RevPAR	$142.84	$—	$142.84	$154.32	$—	$154.32	(7.44)%	(7.44)%
Occupancy	72.15%	—%	72.15%	82.92%	—%	82.92%	(12.99)%	(12.99)%
ADR	$197.97	$—	$197.97	$186.10	$—	$186.10	6.38%	6.38%

SAN FRANCISCO COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$40,576	$—	$40,576	$37,032	$—	$37,032	9.57%	9.57%
Total hotel revenue	$44,167	$—	$44,167	$41,933	$—	$41,933	5.33%	5.33%
Hotel EBITDA	$14,248	$—	$14,248	$13,834	$—	$13,834	2.99%	2.99%
Hotel EBITDA margin	32.26%		32.26%	32.99%		32.99%	(0.73)%	(0.73)%
Selected Operating Information:
RevPAR	$271.14	$—	$271.14	$247.58	$—	$247.58	9.52%	9.52%
Occupancy	89.99%	—%	89.99%	86.66%	—%	86.66%	3.84%	3.84%
ADR	$301.30	$—	$301.30	$285.70	$—	$285.70	5.46%	5.46%

SARASOTA RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$27,931	$—	$27,931	$17,273	$9,451	$26,724	61.70%	4.52%
Total hotel revenue	$65,524	$—	$65,524	$42,232	$20,073	$62,305	55.15%	5.17%
Hotel EBITDA	$13,626	$—	$13,626	$7,142	$5,567	$12,709	90.79%	7.22%
Hotel EBITDA margin	20.80%		20.80%	16.91%		20.40%	3.89%	0.40%
Selected Operating Information:
RevPAR	$287.68	$—	$287.68	$238.74	$382.06	$275.25	20.50%	4.52%
Occupancy	73.40%	—%	73.40%	71.47%	78.86%	73.36%	2.70%	0.05%
ADR	$391.92	$—	$391.92	$334.02	$484.46	$375.23	17.33%	4.45%

	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2019	2019	2019	2018	2018	2018	% Variance	% Variance
LAKE TAHOE RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$22,362	$1,719	$24,081	$—	$21,199	$21,199	—%	13.59%
Total hotel revenue	$41,894	$2,671	$44,565	$—	$40,434	$40,434	—%	10.22%
Hotel EBITDA	$7,286	$778	$8,064	$—	$8,021	$8,021	—%	0.54%
Hotel EBITDA margin	17.39%		18.09%	—%		19.84%	17.39%	(1.75)%
Selected Operating Information:
RevPAR	$374.76	$722.13	$388.09	$—	$341.64	$341.64	—%	13.60%
Occupancy	67.39%	77.52%	67.78%	—%	66.64%	66.64%	—%	1.71%
ADR	$556.11	$931.53	$572.58	$—	$512.66	$512.66	—%	11.69%

SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms revenue	$29,235	$—	$29,235	$31,688	$—	$31,688	(7.74)%	(7.74)%
Total hotel revenue	$37,497	$—	$37,497	$39,891	$—	$39,891	(6.00)%	(6.00)%
Hotel EBITDA	$14,250	$—	$14,250	$15,885	$—	$15,885	(10.29)%	(10.29)%
Hotel EBITDA margin	38.00%		38.00%	39.82%		39.82%	(1.82)%	(1.82)%
Selected Operating Information:
RevPAR	$221.87	$—	$221.87	$240.49	$—	$240.49	(7.74)%	(7.74)%
Occupancy	83.22%	—%	83.22%	84.80%	—%	84.80%	(1.86)%	(1.86)%
ADR	$266.62	$—	$266.62	$283.59	$—	$283.59	(5.98)%	(5.98)%

ST. THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$3,295	$—	$3,295	$6,604	$—	$6,604	(50.11)%	(50.11)%
Total hotel revenue	$26,122	$—	$26,122	$21,634	$—	$21,634	20.75%	20.75%
Hotel EBITDA	$11,399	$—	$11,399	$10,291	$—	$10,291	10.77%	10.77%
Hotel EBITDA margin	43.64%		43.64%	47.57%		47.57%	(3.93)%	(3.93)%
Selected Operating Information:
RevPAR	$299.87	$—	$299.87	$224.31	$—	$224.31	33.69%	33.69%
Occupancy	48.61%	—%	48.61%	79.20%	—%	79.20%	(38.62)%	(38.62)%
ADR	$616.91	$—	$616.91	$283.22	$—	$283.22	117.82%	117.82%

TAMPA RENAISSANCE
Selected Financial Information:
Rooms revenue	$—	$—	$—	$8,171	$(8,171)	$—	(100.00)%	—%
Total hotel revenue	$—	$—	$—	$14,611	$(14,611)	$—	(100.00)%	—%
Hotel EBITDA	$—	$—	$—	$6,525	$(6,525)	$—	(100.00)%	—%
Hotel EBITDA margin	—%		—%	44.66%		—%	(44.66)%	—%
Selected Operating Information:
RevPAR	$—	$—	$—	$184.70	$(184.70)	$—	(100.00)%	—%
Occupancy	—%	—%	—%	85.59%	(85.59)%	—%	(100.00)%	—%
ADR	$—	$—	$—	$215.80	$(215.80)	$—	(100.00)%	—%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$302,469	$1,719	$304,188	$282,775	$22,479	$305,254	6.96%	(0.35)%
Total hotel revenue	$486,228	$2,671	$488,899	$431,398	$45,896	$477,294	12.71%	2.43%
Hotel EBITDA	$141,318	$778	$142,096	$137,621	$7,067	$144,688	2.69%	(1.79)%
Hotel EBITDA margin	29.06%		29.06%	31.90%		30.31%	(2.84)%	(1.25)%
Selected Operating Information:
RevPAR	$232.56	$722.13	$233.45	$221.17	$528.35	$231.06	5.15%	1.03%
Occupancy	78.85%	77.52%	78.85%	81.31%	54.04%	80.43%	(3.03)%	(1.96)%
ADR	$294.93	$931.53	$296.07	$272.02	$977.62	$287.29	8.42%	3.06%
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at December 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

(4)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2019	2019	2019	2019	2019	2019	2019	2019	2019	2019	2019	2019
	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter
Total Hotel Revenue	$121,265	$—	$121,265	$118,525	$—	$118,525	$118,412	$—	$118,412	$128,026	$2,671	$130,697
Hotel EBITDA	$30,063	$(44)	$30,019	$33,417	$11	$33,428	$38,149	$161	$38,310	$39,689	$650	$40,339
Hotel EBITDA Margin	24.79%		24.75%	28.19%		28.20%	32.22%		32.35%	31.00%		30.86%

EBITDA % of Total TTM	21.3%		21.1%	23.6%		23.5%	27.0%		27.0%	28.1%		28.4%

JV Interests in EBITDA	$1,521	$—	$1,521	$1,545	$—	$1,545	$2,527	$—	$2,527	$1,866	$—	$1,866

	Actual	Non-comparable Adjustments	Comparable
	2019	2019	2019
	TTM	TTM	TTM
Total Hotel Revenue	$486,228	$2,671	$488,899
Hotel EBITDA	$141,318	$778	$142,096
Hotel EBITDA Margin	29.06%		29.06%

EBITDA % of Total TTM	100.0%		100.0%

JV Interests in EBITDA	$7,459	$—	$7,459
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at December 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
DECEMBER 31, 2019
(in thousands, except share price)
(unaudited)

December 31, 2019
Common stock shares outstanding	32,885
Partnership units outstanding (common stock equivalents)	4,538
Combined common stock shares and partnership units outstanding	37,423
Common stock price	$8.93
Market capitalization	$334,187
Series B cumulative convertible preferred stock	$125,211
Series D cumulative preferred stock	$40,000
Indebtedness	$1,065,000
Joint venture partner's share of consolidated indebtedness	$(48,750)
Net working capital (see below)	$(49,327)
Total enterprise value (TEV)	$1,466,321

Cash and cash equivalents	$65,118
Restricted cash	$56,442
Accounts receivable, net	$18,086
Prepaid expenses	$4,814
Due from third-party hotel managers, net	$15,138
Total current assets	$159,598

Accounts payable, net & accrued expenses	$97,339
Dividends and distributions payable	$9,143
Due to affiliates, net	$3,789
Total current liabilities	$110,271

Net working capital*	$49,327
* Includes the Company's pro rata share of net working capital in joint ventures.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2019				2020
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Actual	Actual	Estimated	Estimated	Estimated	Estimated
Park Hyatt Beaver Creek	190		x	x
The Notary Hotel	499	x	x	x
Ritz-Carlton Sarasota	266							x	x
San Francisco Courtyard Downtown	410	x	x	x	x	x	x
St. Thomas Ritz-Carlton	180	x	x	x	x
Seattle Marriott Waterfront	358								x
Total		3	4	4	2	1	1	1	2

(a)	Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2019 or 2020 are included in this table.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2019	2019	2019	2019	December 31, 2019
	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	TTM
Net income (loss)	$31,519	$9,196	$12,770	$16,470	$69,955
Non-property adjustments	(26,320)	1,441	(9)	—	(24,888)
Interest income	(69)	(79)	(77)	(62)	(287)
Interest expense	5,210	4,829	4,965	4,856	19,860
Amortization of loan costs	309	229	209	345	1,092
Depreciation and amortization	18,310	16,831	18,474	16,686	70,301
Income tax expense (benefit)	(173)	(78)	422	115	286
Non-hotel EBITDA ownership expense	1,277	1,048	1,395	1,279	4,999
Hotel EBITDA including amounts attributable to noncontrolling interest	30,063	33,417	38,149	39,689	141,318
Non-comparable adjustments	(44)	11	161	650	778
Comparable hotel EBITDA	$30,019	$33,428	$38,310	$40,339	$142,096

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2019
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$827	$1,921	$(92)	$(99)	$1,413	$176	$(862)	$891	$—	$(313)	$1,316	$(150)	$1,301	$25,190	$—	$31,519	$(14,424)	$17,095
Non-property adjustments	—	—	—	—	(89)	—	—	—	—	—	—	—	—	(26,231)	—	(26,320)	26,320	—
Interest income	(13)	(17)	—	—	—	—	—	(9)	—	(4)	(16)	—	(9)	(1)	—	(69)	69	—
Interest expense	—	—	—	448	755	572	794	—	—	—	1,359	544	—	738	—	5,210	6,308	11,518
Amortization of loan cost	—	—	—	35	69	37	—	—	—	—	81	33	—	54	—	309	786	1,095
Depreciation and amortization	1,987	1,406	1,659	858	730	604	1,223	2,245	—	2,859	1,496	1,243	988	1,012	—	18,310	(189)	18,121
Income tax expense (benefit)	—	(87)	—	—	—	—	—	(52)	—	—	—	—	—	(34)	—	(173)	444	271
Non-hotel EBITDA ownership expense	35	25	43	111	5	33	(50)	258	—	136	226	183	80	192	—	1,277	(1,277)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	2,836	3,248	1,610	1,353	2,883	1,422	1,105	3,333	—	2,678	4,462	1,853	2,360	920	—	30,063	18,037	48,100
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(709)	(811)	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,520)	1,520	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	50	50
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(48)	(48)
Hotel EBITDA attributable to the Company and OP unitholders	$2,127	$2,437	$1,610	$1,353	$2,883	$1,422	$1,105	$3,333	$—	$2,678	$4,462	$1,853	$2,360	$920	$—	$28,543	$19,559	$48,102
Non-comparable adjustments	—	—	—	—	—	—	—	118	—	(196)	—	34	—	—	—	(44)
Comparable hotel EBITDA	$2,836	$3,248	$1,610	$1,353	$2,883	$1,422	$1,105	$3,451	$—	$2,482	$4,462	$1,887	$2,360	$920	$—	$30,019
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$2,836	$3,248	$1,610	$1,353	$2,883	$1,422	$1,105	$3,333	$—	$—	$4,462	$1,853	$2,360	$—	$—	$26,465
Non-comparable adjustments	—	—	—	—	—	—	—	118	—	—	—	34	—	—	—	152
Comparable hotel EBITDA	$2,836	$3,248	$1,610	$1,353	$2,883	$1,422	$1,105	$3,451	$—	$—	$4,462	$1,887	$2,360	$—	$—	$26,617

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

BAML (Pier House)	$—	$—	$—	$—	$2,883	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,883
BAML (Bardessono)	—	—	—	1,353	—	—	—	—	—	—	—	—	—	—	—	1,353
BAML (Hotel Yountville)	—	—	—	—	—	1,422	—	—	—	—	—	—	—	—	—	1,422
Apollo (Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	—	920	—	920
Prudential (Capital Hilton and Hilton Torrey Pines)	2,836	3,248	—	—	—	—	—	—	—	—	—	—	—	—	—	6,084
BAML Pool (see footnote 5)	—	—	1,610	—	—	—	—	3,451	—	2,482	—	—	2,360	—	—	9,903
JP Morgan (Park Hyatt Beaver Creek)	—	—	—	—	—	—	1,105	—	—	—	—	—	—	—	—	1,105
BAML (Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	—	4,462	—	—	—	—	4,462
BAML (Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	—	1,887	—	—	—	1,887
Total	$2,836	$3,248	$1,610	$1,353	$2,883	$1,422	$1,105	$3,451	$—	$2,482	$4,462	$1,887	$2,360	$920	$—	$30,019
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at December 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

(4)	Excluded Hotels Under Renovation:
San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton

(5)	This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, San Francisco Courtyard Downtown, Seattle Marriott Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2019
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$328	$2,574	$1,232	$803	$824	$1,168	$(187)	$(981)	$—	$985	$(2,710)	$430	$4,667	$63	$—	$9,196	$(18,150)	$(8,954)
Non-property adjustments	—	—	—	—	—	—	—	1,186	—	—	(23)	—	—	278	—	1,441	(1,441)	—
Interest income	(17)	(18)	—	—	—	—	—	(6)	—	(5)	(18)	—	(14)	(1)	—	(79)	79	—
Interest expense	—	—	—	491	9	625	861	—	—	—	1,465	600	—	778	—	4,829	7,770	12,599
Amortization of loan cost	—	—	—	35	—	37	—	—	—	—	80	32	—	45	—	229	818	1,047
Depreciation and amortization	1,974	1,406	1,654	659	698	592	1,187	2,226	—	2,724	1,448	1,115	985	163	—	16,831	—	16,831
Income tax expense (benefit)	—	(87)	—	—	—	—	—	6	—	—	—	—	—	3	—	(78)	233	155
Non-hotel EBITDA ownership expense	3	19	104	123	11	73	26	306	—	10	37	161	(37)	212	—	1,048	(1,048)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	2,288	3,894	2,990	2,111	1,542	2,495	1,887	2,737	—	3,714	279	2,338	5,601	1,541	—	33,417	(11,739)	21,678
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(572)	(973)	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,545)	1,545	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	48	48
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(50)	(50)
Hotel EBITDA attributable to the Company and OP unitholders	$1,716	$2,921	$2,990	$2,111	$1,542	$2,495	$1,887	$2,737	$—	$3,714	$279	$2,338	$5,601	$1,541	$—	$31,872	$(10,196)	$21,676
Non-comparable adjustments	—	—	—	—	—	—	—	(118)	—	129	—	—	—	—	—	11
Comparable hotel EBITDA	$2,288	$3,894	$2,990	$2,111	$1,542	$2,495	$1,887	$2,619	$—	$3,843	$279	$2,338	$5,601	$1,541	$—	$33,428

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

BAML (Pier House)	$—	$—	$—	$—	$1,542	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,542
BAML (Bardessono)	—	—	—	2,111	—	—	—	—	—	—	—	—	—	—	—	2,111
BAML (Hotel Yountville)	—	—	—	—	—	2,495	—	—	—	—	—	—	—	—	—	2,495
Apollo (Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	—	1,541	—	1,541
Prudential (Capital Hilton and Hilton Torrey Pines)	2,288	3,894	—	—	—	—	—	—	—	—	—	—	—	—	—	6,182
BAML Pool (see footnote 4)	—	—	2,990	—	—	—	—	2,619	—	3,843	—	—	5,601	—	—	15,053
JP Morgan (Park Hyatt Beaver Creek)	—	—	—	—	—	—	1,887	—	—	—	—	—	—	—	—	1,887
BAML (Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	—	279	—	—	—	—	279
BAML (Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	—	2,338	—	—	—	2,338
Total	$2,288	$3,894	$2,990	$2,111	$1,542	$2,495	$1,887	$2,619	$—	$3,843	$279	$2,338	$5,601	$1,541	$—	$33,428
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at December 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

(4)	This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, San Francisco Courtyard Downtown, Seattle Marriott Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2019
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$4,005	$2,301	$2,258	$191	$2,510	$404	$(1,875)	$829	$—	$1,419	$(1,058)	$(3,260)	$2,903	$2,143	$—	$12,770	$(18,393)	$(5,623)
Non-property adjustments	—	—	—	—	—	(9)	—	—	—	—	—	—	—	—	—	(9)	9	—
Interest income	(17)	(21)	—	—	—	—	—	(3)	—	(4)	(19)	—	(13)	—	—	(77)	77	—
Interest expense	—	—	—	508	—	648	887	—	—	—	1,509	625	—	788	—	4,965	8,069	13,034
Amortization of loan cost	—	—	—	34	—	36	—	—	—	—	79	32	—	28	—	209	812	1,021
Depreciation and amortization	2,015	1,408	1,652	795	631	697	1,076	2,031	—	2,459	2,417	1,126	1,002	1,165	—	18,474	—	18,474
Income tax expense (benefit)	—	380	—	—	—	—	—	2	—	—	—	—	—	40	—	422	(11)	411
Non-hotel EBITDA ownership expense	17	19	37	111	7	13	444	280	—	16	27	30	132	262	—	1,395	(1,395)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	6,020	4,087	3,947	1,639	3,148	1,789	532	3,139	—	3,890	2,955	(1,447)	4,024	4,426	—	38,149	(10,832)	27,317
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,505)	(1,022)	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,527)	2,527	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	51	51
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(48)	(48)
Hotel EBITDA attributable to the Company and OP unitholders	$4,515	$3,065	$3,947	$1,639	$3,148	$1,789	$532	$3,139	$—	$3,890	$2,955	$(1,447)	$4,024	$4,426	$—	$35,622	$(8,302)	$27,320
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	23	—	138	—	—	—	161
Comparable hotel EBITDA	$6,020	$4,087	$3,947	$1,639	$3,148	$1,789	$532	$3,139	$—	$3,913	$2,955	$(1,309)	$4,024	$4,426	$—	$38,310

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

BAML (Pier House)	$—	$—	$—	$—	$3,148	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,148
BAML (Bardessono)	—	—	—	1,639	—	—	—	—	—	—	—	—	—	—	—	1,639
BAML (Hotel Yountville)	—	—	—	—	—	1,789	—	—	—	—	—	—	—	—	—	1,789
Apollo (Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	—	4,426	—	4,426
Prudential (Capital Hilton and Hilton Torrey Pines)	6,020	4,087	—	—	—	—	—	—	—	—	—	—	—	—	—	10,107
BAML Pool (see footnote 4)	—	—	3,947	—	—	—	—	3,139	—	3,913	—	—	4,024	—	—	15,023
JP Morgan (Park Hyatt Beaver Creek)	—	—	—	—	—	—	532	—	—	—	—	—	—	—	—	532
BAML (Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	—	2,955	—	—	—	—	2,955
BAML (Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	—	(1,309)	—	—	—	(1,309)
Total	$6,020	$4,087	$3,947	$1,639	$3,148	$1,789	$532	$3,139	$—	$3,913	$2,955	$(1,309)	$4,024	$4,426	$—	$38,310
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at December 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

(4)	This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, San Francisco Courtyard Downtown, Seattle Marriott Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2019
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$1,060	$3,021	$(3,422)	$(931)	$3,556	$(880)	$4,533	$(1,232)	$—	$1,648	$1,968	$2,697	$1,253	$3,199	$—	$16,470	$(17,792)	$(1,322)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	(10)	(19)	—	—	—	—	—	(2)	—	(3)	(16)	—	(12)	—	—	(62)	62	—
Interest expense	—	—	—	505	—	644	885	—	—	—	1,514	525	—	783	—	4,856	8,157	13,013
Amortization of loan cost	—	—	—	34	—	36	138	—	—	—	78	32	—	27	—	345	835	1,180
Depreciation and amortization	1,939	1,396	1,694	796	556	683	1,009	1,867	—	2,313	2,354	942	1,001	136	—	16,686	—	16,686
Income tax expense (benefit)	—	45	—	—	—	—	—	2	—	—	—	—	—	68	—	115	812	927
Non-hotel EBITDA ownership expense	8	23	350	103	15	13	53	6	—	8	32	346	23	299	—	1,279	(1,279)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	2,997	4,466	(1,378)	507	4,127	496	6,618	641	—	3,966	5,930	4,542	2,265	4,512	—	39,689	(9,205)	30,484
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(749)	(1,117)	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,866)	1,866	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	50	50
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(49)	(49)
Hotel EBITDA attributable to the Company and OP unitholders	$2,248	$3,349	$(1,378)	$507	$4,127	$496	$6,618	$641	$—	$3,966	$5,930	$4,542	$2,265	$4,512	$—	$37,823	$(7,338)	$30,485
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	44	—	606	—	—	—	650
Comparable hotel EBITDA	$2,997	$4,466	$(1,378)	$507	$4,127	$496	$6,618	$641	$—	$4,010	$5,930	$5,148	$2,265	$4,512	$—	$40,339

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

BAML (Pier House)	$—	$—	$—	$—	$4,127	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,127
BAML (Bardessono)	—	—	—	507	—	—	—	—	—	—	—	—	—	—	—	507
BAML (Hotel Yountville)	—	—	—	—	—	496	—	—	—	—	—	—	—	—	—	496
Apollo (Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	—	4,512	—	4,512
Prudential (Capital Hilton and Hilton Torrey Pines)	2,997	4,466	—	—	—	—	—	—	—	—	—	—	—	—	—	7,463
BAML Pool (see footnote 4)	—	—	(1,378)	—	—	—	—	641	—	4,010	—	—	2,265	—	—	5,538
JP Morgan (Park Hyatt Beaver Creek)	—	—	—	—	—	—	6,618	—	—	—	—	—	—	—	—	6,618
BAML (Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	—	5,930	—	—	—	—	5,930
BAML (Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	—	5,148	—	—	—	5,148
Total	$2,997	$4,466	$(1,378)	$507	$4,127	$496	$6,618	$641	$—	$4,010	$5,930	$5,148	$2,265	$4,512	$—	$40,339
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at December 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

(4)	This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, San Francisco Courtyard Downtown, Seattle Marriott Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2018
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$712	$2,419	$827	$45	$2,493	$5	$(943)	$1,821	$9	$(200)	$(394)	$—	$1,807	$(2,120)	$44	$6,525	$(20,438)	$(13,913)
Non-property adjustments	—	—	—	—	—	—	—	—	(9)	—	—	—	—	—	(17)	(26)	26	—
Interest income	(10)	(16)	—	—	—	—	—	(5)	—	(4)	(15)	—	(11)	—	—	(61)	61	—
Interest expense	—	—	—	496	—	632	871	—	—	—	1,565	—	—	778	—	4,342	8,267	12,609
Amortization of loan cost	—	—	—	34	—	36	137	—	—	—	77	—	—	—	—	284	819	1,103
Depreciation and amortization	1,883	1,423	1,724	751	536	686	933	1,505	—	2,238	2,253	—	1,024	136	—	15,092	—	15,092
Income tax expense (benefit)	—	(382)	—	—	—	—	—	84	—	—	—	—	—	(55)	—	(353)	271	(82)
Non-hotel EBITDA ownership expense	57	(9)	28	219	(344)	13	17	(187)	—	453	151	—	(5)	754	—	1,147	(1,147)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	2,642	3,435	2,579	1,545	2,685	1,372	1,015	3,218	—	2,487	3,637	—	2,815	(507)	27	26,950	(12,141)	14,809
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(660)	(859)	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,519)	1,519	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	88	88
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(77)	(77)
Hotel EBITDA attributable to the Company and OP unitholders	$1,982	$2,576	$2,579	$1,545	$2,685	$1,372	$1,015	$3,218	$—	$2,487	$3,637	$—	$2,815	$(507)	$27	$25,431	$(10,611)	$14,820
Non-comparable adjustments	—	—	—	(2)	4	(1)	—	—	—	—	—	2,327	—	—	(27)	2,301
Comparable hotel EBITDA	$2,642	$3,435	$2,579	$1,543	$2,689	$1,371	$1,015	$3,218	$—	$2,487	$3,637	$2,327	$2,815	$(507)	$—	$29,251
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$2,642	$3,435	$2,579	$1,545	$2,685	$1,372	$1,015	$3,218	$—	$—	$3,637	$—	$2,815	$—	$27	$24,970
Non-comparable adjustments	—	—	—	(2)	4	(1)	—	—	—	—	—	2,327	—	—	(27)	2,301
Comparable hotel EBITDA	$2,642	$3,435	$2,579	$1,543	$2,689	$1,371	$1,015	$3,218	$—	$—	$3,637	$2,327	$2,815	$—	$—	$27,271
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at December 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

(4)	Excluded Hotels Under Renovation:
San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2019
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$6,220	$9,817	$(24)	$(36)	$8,303	$868	$1,609	$(493)	$—	$3,739	$(484)	$(283)	$10,124	$30,595	$—	$69,955	$(68,759)	$1,196
Non-property adjustments	—	—	—	—	(89)	(9)	—	1,186	—	—	(23)	—	—	(25,953)	—	(24,888)	24,888	—
Interest income	(57)	(75)	—	—	—	—	—	(20)	—	(16)	(69)	—	(48)	(2)	—	(287)	287	—
Interest expense	—	—	—	1,952	764	2,489	3,427	—	—	—	5,847	2,294	—	3,087	—	19,860	30,304	50,164
Amortization of loan cost	—	—	—	138	69	146	138	—	—	—	318	129	—	154	—	1,092	3,251	4,343
Depreciation and amortization	7,915	5,616	6,659	3,108	2,615	2,576	4,495	8,369	—	10,355	7,715	4,426	3,976	2,476	—	70,301	(189)	70,112
Income tax expense (benefit)	—	251	—	—	—	—	—	(42)	—	—	—	—	—	77	—	286	1,478	1,764
Non-hotel EBITDA ownership expense	63	86	534	448	38	132	473	850	—	170	322	720	198	965	—	4,999	(4,999)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	14,141	15,695	7,169	5,610	11,700	6,202	10,142	9,850	—	14,248	13,626	7,286	14,250	11,399	—	141,318	(13,739)	127,579
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(3,535)	(3,924)	—	—	—	—	—	—	—	—	—	—	—	—	—	(7,459)	7,459	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	199	199
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(195)	(195)
Hotel EBITDA attributable to the Company and OP unitholders	$10,606	$11,771	$7,169	$5,610	$11,700	$6,202	$10,142	$9,850	$—	$14,248	$13,626	$7,286	$14,250	$11,399	$—	$133,859	$(6,276)	$127,583
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	778	—	—	—	778
Comparable hotel EBITDA	$14,141	$15,695	$7,169	$5,610	$11,700	$6,202	$10,142	$9,850	$—	$14,248	$13,626	$8,064	$14,250	$11,399	$—	$142,096
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$14,141	$15,695	$7,169	$5,610	$11,700	$6,202	$10,142	$9,850	$—	$—	$13,626	$7,286	$14,250	$—	$—	$115,671
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	778	—	—	—	778
Comparable hotel EBITDA	$14,141	$15,695	$7,169	$5,610	$11,700	$6,202	$10,142	$9,850	$—	$—	$13,626	$8,064	$14,250	$—	$—	$116,449
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at December 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

(4)	Excluded Hotels Under Renovation:
San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2018
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$6,345	$9,886	$(322)	$1,059	$8,972	$1,137	$1,852	$8,174	$83	$5,523	$(4,619)	$—	$11,762	$5,623	$21,001	$76,476	$(73,891)	$2,585
Non-property adjustments	—	—	229	—	60	—	—	—	(9)	—	—	—	—	—	(15,717)	(15,437)	15,437	—
Interest income	(30)	(48)	—	—	—	—	—	(14)	—	(7)	(42)	—	(32)	(1)	(1)	(175)	175	—
Interest expense	—	—	1,299	1,822	—	2,320	3,235	—	—	—	4,272	—	—	2,952	—	15,900	29,493	45,393
Amortization of loan cost	—	—	—	132	—	141	538	—	—	—	228	—	—	—	—	1,039	3,221	4,260
Depreciation and amortization	7,312	5,683	6,368	2,754	2,244	2,688	3,537	5,951	—	7,803	6,891	—	4,150	708	1,294	57,383	—	57,383
Income tax expense (benefit)	99	(81)	—	—	—	—	—	96	—	—	—	—	—	25	—	139	2,293	2,432
Non-hotel EBITDA ownership expense	22	28	89	697	(369)	132	76	(169)	(74)	515	412	—	5	984	(52)	2,296	(2,296)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	13,748	15,468	7,663	6,464	10,907	6,418	9,238	14,038	—	13,834	7,142	—	15,885	10,291	6,525	137,621	(25,568)	112,053
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(3,437)	(3,867)	—	—	—	—	—	—	—	—	—	—	—	—	—	(7,304)	7,304	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	234	234
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(220)	(220)
Hotel EBITDA attributable to the Company and OP unitholders	$10,311	$11,601	$7,663	$6,464	$10,907	$6,418	$9,238	$14,038	$—	$13,834	$7,142	$—	$15,885	$10,291	$6,525	$130,317	$(18,250)	$112,067
Non-comparable adjustments	—	—	—	(8)	16	(4)	—	—	—	—	5,566	8,022	—	—	(6,525)	7,067
Comparable hotel EBITDA	$13,748	$15,468	$7,663	$6,456	$10,923	$6,414	$9,238	$14,038	$—	$13,834	$12,708	$8,022	$15,885	$10,291	$—	$144,688
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$13,748	$15,468	$7,663	$6,464	$10,907	$6,418	$9,238	$14,038	$—	$—	$7,142	$—	$15,885	$—	$6,525	$113,496
Non-comparable adjustments	—	—	—	(8)	16	(4)	—	—	—	—	5,566	8,022	—	—	(6,525)	7,067
Comparable hotel EBITDA	$13,748	$15,468	$7,663	$6,456	$10,923	$6,414	$9,238	$14,038	$—	$—	$12,708	$8,022	$15,885	$—	$—	$120,563
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at December 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

(4)	Excluded Hotels Under Renovation:
San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton